AFL-CIO HOUSING INVESTMENT TRUST
PERFORMANCE                                                               [LOGO]
as of January 31, 2006
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The Trust seeks to provide competitive risk-adjusted returns to its benchmark, the Lehman Aggregate Bond Index. The Trust strives to achieve superior risk-adjusted performance by investing in assets that provide premium income, while maintaining a portfolio risk profile comparable to our benchmark. This combination of investment and risk management has enabled the Trust to compile a successful record of performance and to attract additional funds to manage from both new and current Participants.

The performance data shown on this web site represents past performance and does not mean that the Trust will achieve similar results in the future. The investment return and principal value of an investment in the Trust will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A Prospectus containing more complete information may be obtained from the Trust by contacting the Director of Marketing and Investor Relations. The Prospectus sets forth information about the Trust that an investor should read carefully before investing.

NET ASSET GROWTH January 31 1996 - January 31, 2006

        [THE FOLLOWING TABLE WAS REPRESENTED AS A MOUNTAIN CHART IN THE
                               PRINTED MATERIAL.]

                          HIT Net Asset Value
                             (In Millions)

       Jan-96                  1,179.24
       Jan-97                  1,388.38
       Jan-98                  1,692.16
       Jan-99                  2,063.24
       Jan-00                  2,138.98
       Jan-01                  2,522.57
       Jan-02                  2,775.25
       Jan-03                  3,338.59
       Jan-04                  3,624.68
       Jan-05                  3,686.45
       Jan-06                  3,527.54

o Net asset growth for the period January 31, 1996 to January 31, 2006 is approximately 13.0% on an annual basis.

The Trust is a fixed-income fund in which historically the main component of the Trust's performance is interest income on investments. Apart from deducting operating expenses, all Trust income is distributed monthly to Participants.

o Approximately 88% of monthly distributions are automatically reinvested by our Participants.

ANNUAL RETURNS - Periods ended January 31, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                     1 Year      3 Year       5 Year     10 Year
HIT Net Return                        2.07%       3.57%        5.69%       6.49%
Lehman Aggregate Bond Index           1.80%       3.59%        5.53%       6.10%

(1) Returns shown reflect the net return of an investment for the specified periods (after the deduction of the Trust's expenses). The HIT does not assess a sales charge (load) on the purchase of Units of participation ("Units") in the Trust, any fee on the sale or redemption of Units, or any other exchange fee or account fee. Participants pay only for the actual administrative expenses of operating the Trust.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index. It is not available for direct investment; its returns would be lower if they reflected the expenses associated with active management of an actual portfolio.

The performance data shown represent past performance, which is not a guarantee of future results. Investment returns and principal value will fluctuate, so that a Participant's units, when redeemed, may be worth more or less than their original cost.

RETURNS One Year Moving Average

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                      Lehman Aggregate Bond Index        HIT Net Return
       Jan-01                    6.10%                        6.63%
       Jan-02                   11.87%                       11.93%
       Jan-03                    7.90%                        9.15%
       Jan-04                    7.36%                        7.09%
       Jan-05                    3.73%                        3.63%
       Jan-06                    3.50%                        3.61%

o Returns shown reflect the growth of an investment for the specified periods. Returns are calculated net, after the deduction of the Trust's expenses.

o The Lehman Brothers Aggregate Bond Index does not reflect the performance of an actual portfolio open for direct investment and thus does not reflect a deduction for the expenses of operating such a portfolio. Investors are not likely to be able to manage an actual portfolio without incurring expenses.

o Moving averages smooth the lines in order to highlight the trend rather than the exact value at a specific point. Each point on this chart represents the average of the previous twelve months annual returns.

Fund Performance and Strategy Highlights

o As of January 31, 2006, the Trust had a one-year net return of 2.07%, a five-year net return of 5.69% and a ten-year net return of 6.49% while the Trust's benchmark, the Lehman Aggregate Bond Index had a one-year return of 1.80%, a five-year return of 5.53% and a ten-year return of 6.10%, respectively.

o The Trust is a commingled fixed income fund that primarily invests in high quality fixed income investments such as: Agency MBS, US Treasuries and US Agency Notes. The Trust emphasizes investment in high quality mortgage securities that produce current income and generate competitive, risk-adjusted total returns. The Trust specializes in Agency-Insured Multifamily MBS, which have significant call protections.

o The Trust is one of the largest institutional investors in Agency-Insured Multifamily MBS, and specializes in securities that finance new construction or rehabilitation of housing-related projects throughout the country. These securities carry an Agency guarantee and provide generous yields relative to U.S. Treasuries, and possess excellent total return profiles. Such investments allow the Trust to create needed housing and union jobs in the building and construction trades and related industries.

o Risk management plays a significant role in the Trust's portfolio management strategy. Risk factors such as credit, interest rate, prepayment, and event risk are constantly monitored, modeled and managed with the goal of generating competitive risk-adjusted total rates of return for participants.

The performance data shown represent past performance, which is not a guarantee of future results. Investment returns and principal value will fluctuate, so that a Participant's units, when redeemed, may be worth more or less than their original cost.

VALUE GROWTH OF $50,000 INVESTED

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                        Lehman Aggregate Bond Index         HIT Net
         Jan-96                    50,000                   50,000
         Jan-97                    51,631                   52,364
         Jan-98                    57,168                   58,418
         Jan-99                    61,784                   62,993
         Jan-00                    60,643                   61,871
         Jan-01                    69,026                   71,100
         Jan-02                    74,247                   76,238
         Jan-03                    81,273                   84,394
         Jan-04                    85,216                   88,313
         Jan-05                    88,758                   91,854
         Jan-06                    90,351                   93,756

The chart shows the comparative value growth of $50,000 invested in the Trust (minimum initial investment) and its benchmark (theoretical values) over the course of ten years, assuming the reinvestment of all distributions.

CREDIT QUALITY

o The Trust invests primarily in securities guaranteed or insured by the federal government or government sponsored enterprises.

o The Trust's short-term investments are invested in A-1 or P-1 rated commercial paper, Treasury/Agency quality money market funds, repurchase agreements and discount notes.

PORTFOLIO ALLOCATION* - January 31, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Construction and Permanent Mortgages                              3.09%
Multifamily Construction Mortgage-Backed Securities              12.86%
Multifamily Permanent Mortgage-Backed Securities                 44.75%
Cash and Cash Equivalents                                         2.83%
Short Term Intermediate Securities                                0.98%
US Treasury Securities                                            0.80%
Government Sponsored Enterprise Securities                        5.48%
Single Family Mortgage-Backed Securities                         29.02%
State Housing Finance Agency Securities                           0.19%
                                                                ------
                                                                100.00%

* Includes funded and unfunded commitments

o Construction related mortgage-backed securities - The Trust invests in fixed-income securities that finance the construction of multi-family properties. These securities generally have credit enhancements from FHA, GNMA, Freddie Mac or a letter of credit or repurchase guarantee from an entity rated A or better by Standard and Poors. These securities generally fund over 12-24 months and upon completion of construction, a permanent security is issued. These securities typically generate yields above U.S. Treasury investments with comparable average lives and generally have significant prepayment protections.

o Mortgage-backed securities backed by permanent mortgage loans - The Trust invests in securities that are either backed by permanent loans for multi-family properties or by loans for existing single family homes. These FHA, GNMA, Fannie Mae, or Freddie Mac credit enhanced investments typically generate yield spreads above U.S. Treasury investments with comparable average lives. Additionally, multi-family mortgage-backed securities generally have significant prepayment protections.

o State Housing Finance Agency Securities -The Trust invests in securities that are guaranteed or insured by a state or local housing finance agency (A rated or better or top tier by Standard and Poors) and are backed by both construction and permanent loans for multi-family properties.